SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 2002

                             CHELL GROUP CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             NEW YORK                005-524525                 112805051
  ---------------------------------------------------------------------------
  (State or other jurisdiction      (Commission            (IRS Employer of
           incorporation)           File Number)          Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         --------------------------------------------------------------

Item 2. Other Events and Regulation FD Disclosure

      Chell Group Corporation (the "Company"), has entered into Securities Exchange Agreements (the "Agreements") dated as of February 8, 2002 with The Shaar Fund Ltd. ("Shaar Fund") and Triton Private Equities Fund, L.P ("Triton") pursuant to which Shaar Fund and Triton each agreed to the exchange of 389,610 and 64,935 shares, respectively, of Series A 6% Convertible Preferred Stock of Wareforce.com, Inc. ("Wareforce") for an equal number of Series B Convertible Preferred Stock of the Company. The shares of Series B Preferred Stock shall be convertible into shares of Common Stock of the Company upon the happening of certain events. The number of shares of Common Stock issuable upon conversion shall be the number of Series B Preferred Stock to be converted multiplied by the stated value of $10 divided by a conversion price of $1.00. The Series A Preferred Stock has certain additional conversion rights and redemption rights which are set forth in the Certificate of Designation which is filed with the Securities and Exchange Commission on the Wareforce Annual Report on Form 10-K. If not redeemed earlier, the Series A Preferred Stock must be converted into shares of common stock in May 2003. At that time, the Company would own the majority of the shares of Common Stock of Wareforce.

      On February 21, 2002, the Company issued a press release with respect to the aforementioned acquisitions. A copy of such press release is annexed hereto as Exhibit "99.1".

      The Company is contemplating entering into a merger agreement with Wareforce.

The terms of the definitive merger agreement are in the process of being negotiated.

      The foregoing description is qualified in its entirety by reference to the complete text of the Agreements, copies of which are filed as Exhibits 2.1 and
2.2 to this current report on Form 8-K.

Item 7. Financial Statements and Exhibits

Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K numbered in accordance with Item 601 of Regulation S-K.

Exhibit 99.1      Press Release dated February 21, 2002

Exhibit 2.1 Securities Exchange Agreement by and between Chell Group Corporation and The Shaar Fund Ltd.

Exhibit 2.2 Securities Exchange Agreement by and between Chell Group Corporation and Triton Private Equities Fund, L.P

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Chell Group Corporation
                                        a New York Corporation


Date: February 25, 2002                 By: /s/ Don Pagnutti
                                           -------------------------------------
                                           Don Pagnutti, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                Description of Exhibit                     Location
-------               ----------------------                     --------

Exhibit 99.1          Press Release dated February 21, 2002      Exhibit "A"

Exhibit 2.1           Securities Exchange Agreement by and       Exhibit "B"
                      between Chell Group Corporation and
                      The Shaar Fund Ltd.

Exhibit 2.2           Securities Exchange Agreement by and       Exhibit "C"
                      between Chell Group Corporation and
                      Triton Private Equities Fund, L.P.